                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               U.S. XPRESS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                (USXpress Logo)

April 15, 2002

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at 10:00 a.m., Eastern Daylight Time, May 14, 2002, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee 37421. The matters to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting and Proxy Statement.

Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting in person, we urge you to sign, date, and mail the enclosed proxy card promptly in the accompanying postage-prepaid envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

Sincerely,

/s/ Patrick E. Quinn
Patrick E. Quinn
Co-Chairman of the Board of Directors

/s/ Max L. Fuller
Max L. Fuller
Co-Chairman of the Board of Directors

                                   (Address)

                                (USXpress Logo)
                               4080 Jenkins Road
                          Chattanooga, Tennessee 37421
                          ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 2002
                          ---------------------------

                                 April 15, 2002

To the Stockholders of U.S. Xpress Enterprises, Inc.:

The Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. (the "Company") will be held at 10:00 a.m., Eastern Daylight Time, May 14, 2002, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee 37421, for the following purposes:

1.  Election of seven Directors for the coming year;

2. Approval of a Stock Incentive Plan to permit the Company to continue to issue incentive stock options in accordance with applicable Internal Revenue Service regulations; and

3. Transaction of such other business that may properly come before the Annual Meeting of Stockholders or any adjournment(s) thereof.

The close of business on March 21, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment(s) thereof.

Whether or not you plan to attend the meeting, please mark, date, and sign the accompanying proxy and promptly return it in the enclosed envelope. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ Max L. Fuller
Max L. Fuller
Co-Chairman of the Board and Secretary

                                (USXpress LOGO)
                               4080 Jenkins Road
                          Chattanooga, Tennessee 37421
                          ---------------------------

                                PROXY STATEMENT

                          ---------------------------

This proxy statement is being mailed to stockholders of U.S. Xpress Enterprises, Inc., a Nevada corporation (the "Company"), on or about April 15, 2002, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at 10:00 a.m., Eastern Daylight Time, May 14, 2002, at the Company's Corporate Offices at 4080 Jenkins Road, Chattanooga, Tennessee 37421.

SOLICITATION OF PROXIES

The Company will bear the cost of solicitation of proxies and will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses in sending solicitation material to the beneficial owners of the Company's shares. In addition to soliciting proxies through the mail, proxies also may be solicited by officers and employees of the Company by telephone or otherwise.

Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the Secretary of the Company, by delivering a later-dated proxy, or by voting in person at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Class A Common Stock, $.01 par value (the "Class A Common Stock"), and Class B Common Stock, $.01 par value (the "Class B Common Stock"), is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

On all matters submitted to a vote of the stockholders at the Annual Meeting or any adjournment(s) thereof, each stockholder of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned and each stockholder of Class B Common Stock will be entitled to two votes for each share of Class B Common Stock owned of record at the close of business on March 21, 2002. The Class A Common Stock and Class B Common Stock vote together as a single class. The affirmative vote of a majority of the stockholders entitled to vote and represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees and to approve the Stock Incentive Plan.

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted according to the recommendations of the Board of Directors as stated on the proxy. Shares covered by abstentions and broker non-votes, while counted for purposes of determining the presence of a quorum at the Annual Meeting, are not considered affirmative votes.

Management knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy, if they deem it advisable, also may vote such proxy to adjourn the Annual Meeting from time to time.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On March 21, 2002, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding and entitled to vote 10,811,882 shares of Class A Common Stock and 3,040,262 shares of Class B Common Stock. The following table sets forth information regarding beneficial ownership of the Company's Class A and Class B Common Stock as of March 21, 2002, except as otherwise noted, with respect to
(i) each person known by the Company to own beneficially more than five percent of the outstanding shares of either class of common stock, (ii) each director and nominee, (iii) the Co-Chairmen of the Board and the three other most highly compensated executive officers who earned in excess of $100,000 during 2001, and
(iv) all directors and executive officers as a group:

                                                                AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
NAME OF BENEFICIAL OWNER                                        CLASS A       CLASS B     PERCENT(2)(3)
-------------------------------------------------------------------------------------------------------
Patrick E. Quinn(4)                                             2,315,855(5) 1,520,131         27.7
Max L. Fuller(4)                                                2,623,934(6) 1,520,131         29.9
Capital Group International, Inc.(7)                            1,140,300           --          8.2
Dimensional Fund Advisors, Inc.(8)                                774,322           --          5.6
Cort J. Dondero                                                    80,000           --            *
Ray M. Harlin                                                      94,522           --            *
A. Alexander Taylor, II                                            17,625           --            *
Robert J. Sudderth, Jr.                                            10,184           --            *
James E. Hall                                                         400           --            *
E. William Lusk, Jr.                                              107,139           --            *
All Executive Officers and Directors as a Group (8 persons)     5,249,659    3,040,262         59.1

 *  Less than 1% of the Class A and Class B Common Stock.

(1) Beneficial ownership includes sole voting power and sole investment power with respect to such shares unless otherwise noted. Share amounts include shares of Class A Common Stock issuable pursuant to stock options that are exercisable within 60 days of March 21, 2002 held by the following individuals: Mr. Dondero -- 20,000 shares, Mr. Hall -- 400 shares, Mr. Harlin -- 68,500 shares, Mr. Lusk -- 68,521 shares, Mr. Sudderth -- 3,600 shares, and Mr. Taylor -- 7,200 shares.

(2) Percentage reflects the aggregate number of shares of both Class A and Class B Common Stock.

(3) For the purpose of computing the percentage of outstanding shares owned by each beneficial owner, the shares issuable pursuant to presently exercisable stock options held by such beneficial owner are deemed to be outstanding. Such option shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(4) The principal business address for Messrs. Quinn and Fuller is 4080 Jenkins Road, Chattanooga, Tennessee 37421.

(5) Does not include 400,000 shares of Class A Common Stock held by the Quinn Family Partnership, as to which shares Mr. Quinn disclaims beneficial ownership.

(6) Does not include 444,916 shares of Class A Common Stock held by the Fuller Family Partnership, as to which shares Mr. Fuller disclaims beneficial ownership.

(7) The principal business address of Capital Group International, Inc. is 11100 Santa Monica Boulevard, Los Angeles, CA 90025. Capital Group International, Inc. reports that Capital Guardian Trust Company, a bank for which it is the parent holding company, has sole investment power over all of such shares and sole voting power with respect to 910,300 of such shares. The reported information is based upon the Schedule 13G/A filed by Capital Group International, Inc. with the Securities and Exchange Commission on February, 11, 2002.

(8) The principal business address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional Fund Advisors, Inc. reports that it has sole voting and investment power with respect to all such shares. The reported information is based upon the Schedule 13G/A filed by Dimensional Fund Advisors, Inc. on February 12, 2002.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors consists of seven members. All directors are elected for one-year terms by the Company's stockholders and hold office until their successors are elected and duly qualified. Executive officers of the Company are appointed annually by the Board of Directors and serve at the Board's discretion.

If any nominee for election as a director is unable to serve, which the Board of Directors does not anticipate, the persons named in the proxy may vote for another person in accordance with their judgment. The names and ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based upon information received from them, are as follows:

                           NOMINEES FOR DIRECTORSHIPS


Photo of Patrick E.   PATRICK E. QUINN, 55, has served
       Quinn          as Co-Chairman of the Board of the
                      Company since 1994 and President
                      and director of the Company since
                      its formation in 1989. Mr. Quinn
                      has served as an officer and
                      director of U.S. Xpress, Inc.
                      since 1985.

  Photo of Cort J.    CORT J. DONDERO, 51, has served as
      Dondero         Executive Vice President and Chief
                      Operating Officer of the Company
                      since July 2000. Previously, Mr.
                      Dondero was President of Trimac
                      Logistics, Inc. from 1999 to July
                      2000 and President and founder of
                      Service and Administrative
                      Institute from 1988 to 1999. Mr.
                      Dondero has been a director of the
                      Company since July 2000.

    Photo of A.       A. ALEXANDER TAYLOR, II, 48, has
Alexander Taylor, II  served as President and Chief
                      Operating Officer of Chattem,
                      Inc., a consumer products company,
                      since 1998. Previously, Mr. Taylor
                      was a partner with the law firm of
                      Miller & Martin LLP since 1983.
                      Mr. Taylor is a director of
                      Chattem, Inc. and The Krystal
                      Company, a quick-service
                      restaurant company. Mr. Taylor has
                      been a director of the Company
                      since 1994.

  Photo of Max L.     MAX L. FULLER, 49, has served as
       Fuller         Co-Chairman of the Board of the
                      Company since 1994 and Vice
                      President, Secretary and director
                      of the Company since its formation
                      in 1989. Mr. Fuller is a director
                      of SunTrust Bank, Chattanooga,
                      N.A. Mr. Fuller has served as an
                      officer and director of U.S.
                      Xpress, Inc. since 1985.

  Photo of Ray M.     RAY M. HARLIN, 52, has served as
       Harlin         Executive Vice President -- Finance
                      and Chief Financial Officer of the
                      Company since 1997. Previously,
                      Mr. Harlin served for 25 years in
                      auditing and managerial positions,
                      and as a partner, with Arthur
                      Andersen LLP. Mr. Harlin has been a
                      director of the Company since 1997.

 Photo of Robert J.   ROBERT J. SUDDERTH, JR., 59, has
   Sudderth, Jr.      served as Chairman and Chief
                      Executive Officer of SunTrust
                      Bank, Chattanooga, N.A. since
                      1989. Mr. Sudderth also is a
                      director of SunTrust Service
                      Corporation and The Dixie Group,
                      Inc., a floorcovering company. Mr.
                      Sudderth has been a director of
                      the Company since 1998.

 Photo of James E.    JAMES E. HALL, 60, has served as a
        Hall          partner of the law firm of Dillon,
                      Hall & Lungershausen since
                      February 2001, heading up the
                      firm's Washington, D.C. office.
                      Previously, Mr. Hall was a member
                      of the National Transportation
                      Safety Board from 1993 to 2001,
                      serving as chairman of the Board
                      from 1994 to 2001. In 1996, Mr.
                      Hall was appointed to the White
                      House Commission on Aviation
                      Safety and Security. Mr. Hall has
                      been a director of the Company
                      since 2001.

DIRECTORS' MEETINGS

The Board of Directors held three (3) meetings during the year ended December 31, 2001.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Audit Committee and a Compensation Committee. The functions of the Audit Committee are to meet with the independent public accountants of the Company; to review and report upon various matters affecting the independence of the auditors (see the Audit Committee Report herein); to review the audit plan for the Company; to review the annual audit of the Company with the accountants, together with any other reports or recommendations made by the accountants; to recommend whether the auditors should be continued as auditors of the Company and, if other auditors are to be selected, to recommend the auditors to be selected. The Audit Committee is also to review with the auditors for the Company the adequacy of the Company's internal controls and to perform such other duties as shall be delegated to the Committee by the Board of Directors. Messrs. Sudderth, Taylor and Hall serve as the members of the Audit Committee, with Mr. Taylor serving as Chairman. All of the members of the Audit Committee are "independent directors" as that term is defined by Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD").

The functions of the Compensation Committee are to recommend to the Board of Directors policies and plans concerning the salaries, bonuses and other compensation of the senior executives of the Company, including reviewing the salaries of the senior executives; to recommend bonuses, stock options and other forms of additional compensation for them; to establish and review policies regarding management perquisites and to perform such other duties as shall be delegated to the Compensation Committee by the Board. Messrs. Sudderth, Taylor and Hall serve as the members of the Compensation Committee, with Mr. Sudderth serving as Chairman.

The Audit Committee met a total of four (4) times and the Compensation Committee met one (1) time during the year ended December 31, 2001.

DIRECTOR COMPENSATION

Directors who receive no other compensation from the Company receive a $10,000 annual retainer, $1,500 for each Board meeting attended, and $1,500 for each committee meeting that is not held in conjunction with a Board of Directors meeting. In accordance with the terms of the 1995 Non-Employee Directors Stock Award and Option Plan, with the exception of Mr. Hall, each of the non-employee directors currently has elected to receive shares of the Company's Class A Common Stock in lieu of cash compensation for his service on the Board. In addition, each non-employee director is granted options to purchase 1,200 shares of Class A Common Stock on the date he is elected or re-elected. Options are assigned an exercise price equal to the fair market value of the Company's Class A Common Stock as of the grant date and vest over a three-year period.

CERTAIN TRANSACTIONS

The information set forth herein briefly describes certain transactions between the Company and certain affiliated parties. The Company believes that the terms of these transactions are comparable to the terms that could be obtained from unaffiliated parties.

Certain entities owned by Messrs. Quinn and Fuller and certain of their family members own 100% of Paragon Leasing, a Tennessee general partnership ("Paragon"). Paragon purchases, sells and leases used tractors and trailers. In the year ended December 31, 2001, the Company paid Paragon $325,537 in rent for leased trailers.

Messrs. Quinn and Fuller, together with the Quinn Family Partnership and the Fuller Family Partnership, own approximately 45% of Transcommunications, Inc. ("Transcom"). Beginning in 1999, the Company began utilizing Transcom for over-the-road fuel purchases. The Company paid Transcom a fee of $230,164 for these services in 2001. Transcom also operates a debit card system through which long distance phone calls and Internet e-mail access can be debited to the customer's account. The Company purchases 30 minutes per month of telephone time per tractor for its drivers through Transcom, in lieu of reimbursing drivers for telephone expenses. Total payments by the Company to Transcom in the year ended December 31, 2001 for such debit card services and other telecommunications services were $445,435.

Four terminals used by the Company during 2001 are owned by Q&F Realty, LLC, of which Messrs. Quinn and Fuller own 100% of the membership interests. These terminals are leased to the Company at, in management's opinion, fair market rent. In the aggregate, rental payments to these entities from the Company and its subsidiaries in the year ended December 31, 2001 were $887,946.

Substantially all of Messrs. Quinn and Fuller's business time is spent on the Company's business and affairs. In the case of each of the other companies in which Messrs. Quinn and Fuller own an interest, that company has other active, full-time management personnel who operate that company's business.

The Company maintains a banking relationship with SunTrust Bank, Chattanooga, N.A. Robert J. Sudderth, Jr., a director of the Company, is Chairman and Chief Executive Officer of such bank.

COMPLIANCE WITH REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of such ownership and monthly transaction reports covering any changes in such ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2001, its executive officers, directors, and owners of more than 10% of the Company's Common Stock complied with all such applicable filing requirements, except for one transaction inadvertently reported late by Mr. Dondero.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth information concerning compensation paid or accrued to the Co-Chairmen of the Board and the three other most highly compensated executive officers of the Company for the twelve months ended December 31, 2001, the twelve months ended December 31, 2000, and the twelve months ended December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                LONG-TERM COMPENSATION
                                        ANNUAL              -------------------------------
                                     COMPENSATION                  AWARDS           PAYOUTS
                              ---------------------------   ---------------------   -------
                                                            RESTRICTED
                                                              STOCK        LTIP                 ALL OTHER
NAME AND                       PERIOD    SALARY    BONUS      AWARDS     OPTIONS/   PAYOUTS   COMPENSATION
PRINCIPAL POSITION             ENDING      ($)     ($)(1)     (#)(2)     SARS(#)      ($)        ($)(3)
-----------------------------------------------------------------------------------------------------------
  Patrick E. Quinn            12/31/01   500,000       --         --          --        --        7,310
  Co-Chairman, President      12/31/00   500,000       --         --          --        --        4,802
  And Treasurer               12/31/99   500,000   35,000         --          --        --        4,080

  Max L. Fuller               12/31/01   500,000       --         --          --        --        9,068
  Co-Chairman, Vice           12/31/00   500,000       --         --          --        --        3,403
     President                12/31/99   500,000   35,000         --          --        --        3,075
  and Secretary

  Ray M. Harlin               12/31/01   260,000       --         --          --        --        5,250
  Executive Vice              12/31/00   247,500       --     10,000      75,000        --        5,250
     President --             12/31/99   235,000   13,764         --          --        --        5,000
  Finance and Chief
     Financial
  Officer

  Cort J. Dondero(4)          12/31/01   334,721   50,000         --          --        --        5,250
  Executive Vice              12/31/00   162,500       --     50,000     100,000        --           --
     President --
  And Chief Operating
     Officer

  E. William Lusk, Jr.        12/31/01   214,038       --         --          --        --        5,170
  President -- CSI/Crown,     12/31/00   210,000       --         --      15,000        --        4,960
     Inc.                     12/31/99   210,000   12,438         --          --        --        5,000

(1) Amounts in the twelve-month period ended 12/31/99 represent the Company's contributions pursuant to the Company's incentive compensation plan of $35,000, $35,000, $13,764, and $12,438 for each of Messrs. Quinn, Fuller,
    Harlin, and Lusk, respectively. Pursuant to Mr. Dondero's employment agreement with the Company, Mr. Dondero was paid a bonus of $50,000 in the twelve-month period ended 12/31/01.

(2) Mr. Harlin was granted 10,000 shares of restricted Class A Common Stock and Mr. Dondero was granted 50,000 shares of restricted Class A Common Stock on July 1, 2000. The restrictions on one-fifth of these shares lapse at each of the first, second, third, fourth and fifth anniversary dates of issuance. All restricted shares are entitled to voting rights and to receive dividends, if any, as and when declared.

(3) Amounts in the twelve-month period ended 12/31/01 represent the Company's contributions to the 401(k) Plan of $2,500, $2,500, $5,250, $5,250, and
    $5,170 for each of Messrs. Quinn, Fuller, Harlin, Dondero, and Lusk, respectively, and life insurance premiums of $4,810 and $6,568 paid by the Company for Messrs. Quinn and Fuller, respectively. Amounts in the twelve-month period ended 12/31/00 represent the Company's contributions to the 401(k) Plan of $2,500, $2,500, $5,250, and $4,960 for each of Messrs.
    Quinn, Fuller, Harlin, and Lusk, respectively, and life insurance premiums of $2,302 and $903 paid by the Company for Messrs. Quinn and Fuller, respectively. Amounts in the twelve-month period ended 12/31/99 represent the Company's contributions to the 401(k) Plan of $2,500, $2,500, $5,000, and $5,000 for each of Messrs. Quinn, Fuller, Harlin, and Lusk, respectively, and life insurance premiums of $1,580 and $575 paid by the Company for Messrs. Quinn and Fuller, respectively.

(4) Mr. Dondero was appointed Executive Vice President and Chief Operating Officer effective July 1, 2000.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the named executives concerning the exercise of options during the twelve months ended December 31, 2001 and unexercised options held as of December 31, 2001:

       AGGREGATED EXERCISES IN LAST YEAR AND 2001 YEAR-END OPTION VALUES

                          SHARES                                                        VALUE OF UNEXERCISED
                         ACQUIRED        VALUE       NUMBER OF UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                        ON EXERCISE     REALIZED            AT 12/31/01(#)                AT 12/31/01($)(1)
                            (#)           ($)         EXERCISABLE / UNEXERCISABLE    EXERCISABLE / UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------
 Patrick E. Quinn           --            --                     --      --                    --        --
 Max L. Fuller              --            --                     --      --                    --        --
 Cort J. Dondero            --            --                20,000 / 80,000               $19,950 / $79,800
 Ray M. Harlin              --            --                62,250 / 70,750               $25,975 / $87,900
 E. William Lusk, Jr.       --            --                64,770 / 15,251              $192,121 / $28,800

(1) The value of unexercised in-the-money options was computed using the closing price of the Company's Common Stock as reported on the Nasdaq National Market at December 31, 2001.

SALARY CONTINUATION AGREEMENT

Messrs. Quinn and Fuller have each entered into an agreement with the Company pursuant to which the Company is obligated, in the event of either of their deaths, to continue paying 50% of their current salary for a period of six months and, in the event of either of their disabilities, to continue paying their current salary in full for a period of twelve months and 50% of their current salary for an additional twelve months thereafter. The agreements also provide that Messrs. Quinn and Fuller will receive payments on account of personal guarantees of Company indebtedness if either of them or their estates personally guarantee any Company indebtedness.

EMPLOYMENT AGREEMENT

Cort J. Dondero is employed as the Company's Executive Vice President and Chief Operating Officer pursuant to the terms of an employment agreement which commenced July 1, 2000 and extends through June 30, 2005 (with automatic year-to-year renewals thereafter unless canceled). Mr. Dondero's annual base salary under the agreement is $325,000, subject to annual review and adjustment in the same manner as that of the Company's other executives. In addition, Mr. Dondero has the opportunity to earn an annual performance bonus tied to the annual rate of increase in the Company's return on sales over that of a base period prior to Mr. Dondero's employment. The agreement also provides that Mr. Dondero shall receive annual allowances for automobile expenses, certain club dues and the purchase of life and disability insurance, and shall be entitled to participate in the Company's group health and other benefit plans on the same basis as other employees. In connection with Mr. Dondero's initial employment, the agreement provided for reimbursement of certain relocation expenses and for the grant of 50,000 shares of restricted Class A Common Stock and an option to purchase 100,000 shares of Class A Common Stock at $8.0625 per share (the market price on the date of grant), each of which vests over five years, under the Company's 1993 Incentive Stock Plan. The agreement may be terminated by Mr. Dondero upon 90 days advance notice, or by the Company at any time. If Mr. Dondero's employment is terminated by the Company without cause or following a change in control of the Company, Mr. Dondero will receive 100% of his base salary for a period of 12 months following the date of termination. If Mr. Dondero's employment is terminated by the Company for cause, or if he voluntarily terminates his employment, the Company will have no further obligation to Mr. Dondero under the agreement. Mr. Dondero has agreed not to compete with the Company for a period of 12 months following any termination of his employment under the agreement.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Board of Directors is responsible for establishing and recommending to the Board of Directors the Company's general compensation policies. The Compensation Committee also administers the Company's incentive stock plan and Xpre$$avings 401(k) Plan. The Compensation Committee is composed of three members, each of whom is an independent, non-employee director. The Compensation Committee seeks to provide fixed and incentive compensation of the Company's executive officers that reflects each individual's performance and the Company's overall performance. Fixed compensation is designed to attract, motivate and retain executives committed to maximizing return to stockholders and be competitive with the compensation levels of executives holding comparable positions and having similar qualifications in comparable transportation companies and in companies of similar size. Incentive compensation is designed to provide rewards that are closely linked to the Company's and individual's performance and to align the interests of the Company's employees with those of its stockholders. Incentive compensation is provided through the Company's incentive compensation plan, incentive stock plan, employee stock purchase plan and through existing stock options held by certain executive officers.

During the twelve months ended December 31, 2001, the fixed compensation levels of the Co-Chairmen were reviewed by the Committee, and no increase was recommended. The Committee seeks to maintain strong incentives for the Co-Chairmen to maximize financial performance. As holders of approximately 57.6% of the Company's common stock, Messrs. Quinn and Fuller have substantial incentives to maximize value to stockholders of the Company.

Submitted by the Compensation Committee of the Company's Board of Directors,

Robert J. Sudderth, Jr., Chairman
A. Alexander Taylor, II, Member
James E. Hall, Member

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three members, each of whom is an independent, non-employee director. The Audit Committee operates under a Written Charter adopted by the Board of Directors. While the Committee has the responsibilities and powers set forth in its Written Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. These functions are conducted by the Company's management and its independent accountants. It is further not the duty of the Committee to plan or to conduct investigations, to resolve disagreements between management and the independent accountants, or to assure compliance with laws and regulations.

The Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001 (Audited Financial Statements). In addition, we have discussed with Arthur Andersen LLP, the independent auditing firm for the Company, the matters required by Codification of Statements on Auditing Standards No. 61 (SAS 61).

The Committee also has received the written report, disclosure and the letter from Arthur Andersen, LLP required by Independence Standards Board (ISB) Statement No. 1, and we have reviewed, evaluated, and discussed with Arthur Andersen, LLP, its written report and its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended December 31, 2001 on Form 10-K, to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,

A. Alexander Taylor, II, Chairman
Robert J. Sudderth, Jr., Member
James E. Hall, Member

COMPANY PERFORMANCE

The following graph shows a comparison of cumulative total returns to stockholders of the Company, assuming reinvestment of dividends, for the period commencing on December 31, 1996, including the last trading day of each succeeding quarter, and ending on the last trading day of 2001, with the return from: (i) the NASDAQ U.S. Index and (ii) an Index for NASDAQ stocks in the Trucking and Transportation Standard Industrial Classification.

                            CUMULATIVE VALUE OF $100
                  BASED ON 5 YEAR QUARTERLY COMPOUNDED RETURNS

                              (PERFORMANCE GRAPH)

                        DEC-      MAR-      JUN-      SEP-      DEC-      MAR-      JUN-      SEP-      DEC-      MAR-
                         96        97        97        97        97        98        98        98        98        99
US XPRESS              $100.00   $ 88.19   $124.41   $125.99   $139.38   $130.73   $105.52   $ 77.17   $ 94.49   $ 73.23
NASDAQ US              $100.00   $ 94.57   $111.90   $130.82   $122.47   $143.34   $147.28   $132.89   $172.69   $193.68
NASDAQ-TRANSPORT &
TRUCKING               $100.00   $ 98.49   $112.74   $132.64   $128.14   $145.29   $136.78   $ 99.24   $115.80   $114.35

                       JUN-      SEP-      DEC-      MAR-      JUN-      SEP-      DEC-      MAR-      JUN-      SEP-      DEC-
                        99        99        99        00        00        00        00        01        01        01        01
US XPRESS             $ 67.33   $ 36.61   $ 46.46   $ 55.51   $ 50.79   $ 39.76   $ 35.04   $ 38.58   $ 44.40   $ 34.32   $ 57.06
NASDAQ US             $211.86   $217.14   $320.95   $360.30   $313.28   $288.28   $193.03   $144.10   $169.83   $117.83   $153.18
NASDAQ-TRANSPORT &
TRUCKING              $139.74   $113.27   $111.54   $128.27   $106.54   $ 97.91   $101.39   $ 98.38   $119.54   $ 92.57   $120.00

PROPOSAL 2:  APPROVAL OF 2002 STOCK INCENTIVE PLAN

The Board of Directors has, subject to stockholder approval, adopted the 2002 Stock Incentive Plan attached hereto as ANNEX A to replace the Company's existing 1993 Incentive Stock Plan. Under applicable Internal Revenue Service regulations, incentive stock options may only be granted under written plans which have a maximum term of 10 years. The term of the 1993 Incentive Stock Plan will expire in 2003. Accordingly, in order to continue to issue incentive stock options, the Company is adopting a new plan, subject to shareholder approval. As proposed, the 2002 Stock Incentive Plan is substantially similar to the 1993 Incentive Stock Plan in terms of the types of stock compensation awards which may be made, except that the new plan also provides for the availability of Stock Appreciation Rights as a potential complement and/or alternative to option awards.

The Board of Directors believes that there is a continuing need for a long-term incentive plan tied to stockholder value and applicable to a broad class of key employees. Previously, this element of the Company's overall compensation philosophy was addressed through awards under the 1993 Incentive Stock Plan. The Board of Directors believes that the Company needs the flexibility of an ongoing plan that provides for a variety of different types of stock compensation awards (including tax qualified Incentive Stock Options) in order to structure executive compensation packages suited to the Company's needs. For these reasons, the Board of Directors believes that adoption of the new 2002 Stock Incentive Plan is necessary, with terms substantially similar to the 1993 Incentive Stock Plan, and in the best interests of the Company and its shareholders, and recommends that shareholders vote in favor of approval and adoption of the 2002 Stock Incentive Plan. The number of shares reserved for issuance under the new plan will be set at 1,000,000. If additional availability is needed, the Company will obtain further shareholder approval.

STOCK INCENTIVE PLAN

The 2002 Stock Incentive Plan has been approved by the Company's Board of Directors to be effective upon approval by the Company's Shareholders. The following description of the terms of the plan is qualified in its entirety by reference to the full text of the plan attached as ANNEX A to this Proxy Statement. Capitalized terms used but not defined in the following description are used as defined in the 2002 Stock Incentive Plan.

It is not possible to determine the number of persons who will be eligible to participate in the 2002 Stock Incentive Plan, because the Compensation Committee will have full power to determine whether to make Awards under the plan and to select the recipients of Awards. On April 5, 2002, the most recent practicable date for which data could be obtained prior to the publication of this Proxy Statement, the closing market price reported for the Company's common stock on the Nasdaq National Market was $11.99 per share.

The 2002 Stock Incentive Plan provides for the grant of Stock Options (which may be either Incentive Stock Options or Non-qualified Stock Options), Stock Appreciation Rights ("SARS"), Restricted Stock and Performance Share Units to officers and other key employees and members of the Board of Directors who are employees of the Company or of any Affiliated Company (as designated by the Board of Directors) in which the Company holds a substantial direct or indirect equity interest. These awards may be made in connection with, or independent of, any deferrals of other compensation payable to plan participants. A total of 1,000,000 shares of the Company's Class A Common Stock have been reserved and may be issued in connection with awards under the plan. The plan will be administered by the Compensation Committee of the Company's Board of Directors, which may adopt, amend or repeal the administrative rules, guidelines and practices relating to the plan.

INCENTIVE STOCK OPTIONS; NON-QUALIFIED STOCK OPTIONS

The Compensation Committee may award Incentive Stock Options and Non-qualified Stock Options, and determine the number of shares to be covered by each such option, the conditions and limitations applicable to the exercise of the option and the option price thereof, which, in the case of Incentive Stock Options, must be at least 100% of the fair market value of the Company's Class A Common Stock as of the date of grant (110% in the case of Incentive Stock Options granted to a stockholder beneficially owning in excess of 10% of the total voting power of the Company's common stock). Incentive Stock Options shall be subject to and comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). Payment of the option exercise price may be made in cash, through surrender to the Company of shares of common stock or of another Award held by the Participant under the plan, or by any other method approved by the Compensation Committee. The option exercise period for Incentive Stock Options shall not exceed ten years from the date of grant (or five years if granted to a stockholder beneficially owning in excess of 10% of the total voting power of the Company's common stock). Neither Incentive Stock Options nor Non-qualified Stock Options are transferable by any Participant, other than (i) by will or pursuant to applicable laws of descent and distribution or (ii) pursuant to a qualified domestic relations order ("QDRO") as defined in section 414(p) of the Code. Options may be exercised during a Participant's lifetime only by him (or by a duly appointed guardian or personal representative, or pursuant to the terms of a QDRO).

STOCK APPRECIATION RIGHTS

The Compensation Committee may award SARs entitling recipients on exercise of the SAR to receive an amount, in cash or stock or a combination thereof, determined in whole or in part by reference to appreciation in the fair market value of the Company's Class A Common Stock between the date of the Award and the exercise of the Award. SARs may be granted in tandem with, or independently of, options granted under the 2002 Stock Incentive Plan. SARs granted under the plan will not be transferable by any Participant, other than (i) by will or pursuant to applicable laws of descent and distribution or (ii) pursuant to a QDRO. SARs may be exercised during a Participant's lifetime only by him (or by a duly appointed guardian or personal representative, or pursuant to the terms of a QDRO).

PERFORMANCE SHARE AWARDS

The Compensation Committee may make Performance Share Awards entitling recipients to acquire shares of the Company's Class A Common Stock upon the attainment of specified performance goals, as determined by the Compensation Committee, which may include earnings per share or revenue targets, completed acquisitions and other corporate or individual executive objectives. The Compensation Committee may make Performance Share Awards independent of or in connection with any other Award under the 2002 Stock Incentive Plan. Performance Share Awards and all rights with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

RESTRICTED STOCK AWARDS

The Compensation Committee may grant Awards of Restricted Stock to Participants, subject to the option of the Company to repurchase the Restricted Stock, at such price as the Compensation Committee fixed when the Award was made or as amended thereafter, in the event that the conditions specified by the 2002 Stock Incentive Plan and by the Compensation Committee are not satisfied. Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or under the laws of descent and distribution, or as otherwise determined by the Committee, during the applicable Restricted Period.

DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS

The 2002 Stock Incentive Plan provides that, in the event of any recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, or other change in or affecting the capital structure or capital stock of the Company, the Board of Directors, upon the recommendation of the Compensation Committee, may make any appropriate adjustments in the number of shares authorized for Awards under the plan, either annually or in the aggregate. In any such event, the plan also permits the Compensation Committee to make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

Upon the occurrence of any Change in Control (as defined in the 2002 Stock Incentive Plan), as of the effective date thereof: (A) every then-outstanding option previously granted under the plan shall immediately become fully vested and exercisable (although this may have the effect of converting some Incentive Stock Options into Non-qualified Stock Options); (B) every then-outstanding Stock Appreciation Right shall immediately become exercisable; and (C) the Restriction Period shall immediately terminate with respect to every then-outstanding Award of Restricted Shares previously granted under the plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General. The following is a brief summary of the principal U.S. federal income tax consequences, based on current federal income tax laws, of the issuance and exercise of Awards which are either Incentive Stock Options or Non-qualified Stock Options under the proposed 2002 Stock Incentive Plan. It is based on federal income tax law, and related regulations and interpretive authorities, in effect as of the date of this Proxy Statement, which are subject to change at any time. This summary is not intended to be exhaustive, does not address Awards under the 2002 Stock Incentive Plan other than options, and does not describe state, local, or foreign tax consequences. Participants who receive Awards under the plan are strongly urged to consult their tax advisors regarding the federal, state, local or other tax consequences of the receipt and exercise of options and SARs, and Restricted Stock or Performance Share Awards under the plan.

Incentive Stock Options (ISOs). No taxable income will be recognized by a grantee upon the grant or exercise of an ISO. If shares of Class A Common Stock are issued to a grantee pursuant to the exercise of an ISO granted under the plan and if no disqualifying disposition of such shares is made by such grantee within two years after the date of grant or within one year after the receipt of such shares, then (a) upon the sale of such shares, any amount realized in excess of the option price generally will be taxed to such grantee as a long-term capital gain and any loss sustained generally will be a long-term capital loss and (b) no deduction will be allowed to the Company. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the grantee.

If shares of Class A Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of two years from date of grant or one year from exercise, generally (a) the grantee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount as compensation expense. Any further gain or loss recognized by the grantee will be subject to tax as capital gain or loss, generally will be long-term capital gain or loss if the stock has been held for more than one year, and will not result in any deduction by the Company.

If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as an NQSO. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following the termination of employment.

Non-Qualified Options (NQSOs) and Stock Appreciation Rights (SARs). No taxable income will be recognized by a grantee upon the grant of an NQSO or SAR. Upon exercise, however, the grantee generally will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A Common Stock on the date of exercise, and the Company generally will be entitled to deduct a like amount as compensation expense. In the case of NQSOs, the grantee will have a basis in such stock in an amount equal to such fair market value.

Upon subsequent sale of any shares of Class A Common Stock acquired pursuant to the exercise of an NQSO, a grantee will have capital gain or loss equal to the difference between the amount realized upon such sale and the grantee's adjusted tax basis in the shares of Class A Common Stock. Such gain or loss will be capital gain or loss and will be long term if the shares of Class A Common Stock have been held for more than one year from the date the option is exercised.

Company Deductions. As discussed above, if applicable withholding requirements are met, the Company generally will be entitled to a tax deduction in an amount equal to any ordinary income realized by the Participant at the time the Participant recognizes such income. However, Code Section 162(m) contains specific rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by the rules, including (1) the establishment of a maximum number of shares with respect to which Awards may be granted to any one employee during a specified time period, (2) for Awards other than options, inclusion in the grant of performance goals which must be achieved prior to accrual or payment, (3) disclosure to, and approval by, the stockholders of certain material terms of the Plan and (4) certification by the Compensation Committee that the performance goals have been met. Assuming approval by stockholders at the Annual Meeting, the 2002 Stock Incentive Plan has been designed to permit the Compensation Committee to grant and certify Awards which satisfy the requirements of Section 162(m).

APPOINTMENT OF AUDITORS

The Company's 2001 financial statements were audited by Arthur Andersen LLP. The Board of Directors currently is considering, but has not yet made a final decision, whether it will appoint Arthur Andersen LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2002. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given an opportunity to make a statement, if he desires, and to respond to appropriate questions.

AUDIT FEES

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal year 2001 were $160,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The Company's principal accountant did not perform any financial information systems design and implementation services for the Company for fiscal year 2001.

ALL OTHER FEES

The aggregate fees billed for all other non-audit services rendered to the Company by its principal accountant for fiscal year 2001 were $371,534.

The Audit Committee has determined that the provision of financial information systems design and implementation services and non-audit services rendered to the Company by its principal accountant is compatible with maintaining such principal accountant's independence.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2003 Annual Meeting must be received by the Company not later than December 16, 2002, for inclusion in its Proxy Statement and form of proxy relating to that meeting. Any such proposals, as well as any questions relating thereto, should be directed to Max
L. Fuller, Secretary, U.S. Xpress Enterprises, Inc., 4080 Jenkins Road, Chattanooga, Tennessee 37421. A shareholder who intends to present a proposal at the 2003 Annual Meeting, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least March 1, 2003, or management of the Company will have discretionary voting authority at the 2003 Annual Meeting with respect to any such proposal without discussion of the matter in the Company's proxy materials. Proposals of stockholders must comply with the rules and regulations of the Securities and Exchange Commission.

A COPY OF THE U.S. XPRESS ENTERPRISES, INC. ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 IS BEING MAILED TO STOCKHOLDERS WITH THIS NOTICE AND PROXY STATEMENT. THE COMPANY HEREBY UNDERTAKES TO PROVIDE TO ANY RECIPIENT OF THIS PROXY STATEMENT, UPON HIS OR HER REQUEST AND PAYMENT OF A FEE OF $0.25 PER PAGE TO REIMBURSE THE COMPANY FOR ITS EXPENSES IN CONNECTION THEREWITH, A COPY OF ANY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES, 4080 JENKINS ROAD, CHATTANOOGA, TENNESSEE 37421, TELEPHONE: (423) 510-3000,
ATTENTION: CORPORATE SECRETARY.

April 15, 2002

                                    ANNEX A

                         U.S. XPRESS ENTERPRISES, INC.

                           2002 STOCK INCENTIVE PLAN

                                    ANNEX A

                               TABLE OF CONTENTS

TOPIC HEADING                                                                    PAGE NO.
-------------                                                                    --------
1.   PURPOSE..................................................................      A-1
2.   DEFINITIONS..............................................................      A-1
3.   ADMINISTRATION...........................................................      A-3
4.   ELIGIBILITY..............................................................      A-4
5.   SHARES AVAILABLE.........................................................      A-4
             (a)  General.....................................................      A-4
             (b)  Annual Limitation on Awards.................................      A-4
6.   INCENTIVE STOCK OPTIONS..................................................      A-4
             (a)  General.....................................................      A-4
             (b)  Option Price................................................      A-5
             (c)  Duration of Options.........................................      A-5
             (d)  Non-transferability of Options..............................      A-5
             (e)  Exercise of Options.........................................      A-5
             (f)  Payment of Option Price.....................................      A-5
             (g)  Termination of Options......................................      A-5
             (h)  Limitation on Vesting and Exercisability....................      A-5
             (i)  Order of Exercise...........................................      A-6
             (j)  Intent......................................................      A-6
7.   NON-QUALIFIED STOCK OPTIONS..............................................      A-6
8.   STOCK APPRECIATION RIGHTS................................................      A-6
             (a)  General.....................................................      A-6
             (b)  Relationship to Options.....................................      A-6
             (c)  Non-transferability of SARs.................................      A-6
             (d)  Exercise....................................................      A-7
             (e)  Payment.....................................................      A-7
             (f)  Termination of SARs.........................................      A-7
             (g)  Effect of Option Exercise...................................      A-7
             (h)  Deemed Exercise.............................................      A-7
9.   RESTRICTED SHARES........................................................      A-7
             (a)  General.....................................................      A-7
             (b)  Restrictions................................................      A-8
             (c)  Distribution of Restricted Shares...........................      A-8
             (d)  Termination of Employment...................................      A-8
             (e)  Company's Repurchase Option.................................      A-8
             (f)  Waiver of Restrictions......................................      A-9
10.  PERFORMANCE SHARE UNITS..................................................      A-9
             (a)  General.....................................................      A-9
             (b)  Termination of Employment...................................      A-9

                                    ANNEX A

TOPIC HEADING                                                                    PAGE NO.
-------------                                                                    --------
11.  OWNERSHIP RIGHTS WITH RESPECT TO AWARDS..................................      A-9
             (a)  General.....................................................      A-9
             (b)  Committee Discretion Concerning Dividends...................      A-9
12.  DEFERRAL OF COMPENSATION.................................................     A-10
13.  DEFERRED PAYMENT OF AWARDS...............................................     A-10
14.  AMENDMENT OR SUBSTITUTION OF AWARDS......................................     A-10
15.  TERMINATION OF A PARTICIPANT.............................................     A-10
16.  DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS........................     A-10
17.  REGULATORY APPROVALS.....................................................     A-11
18.  EFFECTIVE DATE AND TERM OF THE PLAN......................................     A-11
             (a)  Effective Date..............................................     A-11
             (b)  Term of the Plan............................................     A-11
19.  AMENDMENT OR TERMINATION OF THE PLAN.....................................     A-11
20.  MISCELLANEOUS............................................................     A-12
             (a)  Fractional Shares...........................................     A-12
             (b)  Withholding.................................................     A-12
             (c)  Required Filings............................................     A-12
             (d)  Written Awards; Participant Consent.........................     A-12
             (e)  No Contract of Employment or Employment Rights..............     A-12
             (f)  No Alienation...............................................     A-12
             (g)  Compliance with ISO Rules, Rule 16b-3 and Other Applicable       A-12
                  Law.........................................................
             (h)  Plan Expenses and Affiliated Company Participation..........     A-13
             (i)  Statutory References........................................     A-13
             (j)  Unfunded Plan...............................................     A-13
             (k)  Governing Law...............................................     A-13
             (l)  Gender and Number...........................................     A-13
             (m)  Determinations of Committee.................................     A-13

                         U.S. XPRESS ENTERPRISES, INC.

                           2002 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE

The purpose of this Stock Incentive Plan (the "PLAN"), is to advance the interests of U.S. Xpress Enterprises, Inc. (the "COMPANY") and its shareholders by providing an opportunity for selected officers and other key employees of the Company and its Affiliated Companies (as hereinafter defined) to acquire or increase a proprietary interest in the Company and thereby to provide an additional incentive to officers and other key employees to devote their maximum efforts and skills to the advancement, betterment, and prosperity of the Company and its shareholders. The Plan provides for the grant of a variety of equity-based Awards, in accordance with the terms and conditions set forth below.

SECTION 2.  DEFINITIONS

The terms used herein shall have the following meanings unless otherwise specified or unless a different meaning is clearly required by the context:

Affiliated Company            Any entity in which the Company has a substantial
                              direct or indirect equity interest, as determined by the Committee.

Award Any one or more of the following: Incentive Stock Option; Non-qualified Stock Option; Stock Appreciation Right; Restricted Shares; Performance Share Units; and Performance Shares.

Award Agreement               A written Agreement between the Company and a
                              Participant documenting the terms of any individual Award under the Plan with respect to such Participant.

Beneficiary                   The person or persons designated in writing by the
                              Participant as his Beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant's rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, a Participant's designation of a Beneficiary must be made in the manner prescribed by the Committee and must be on file with the Company before the Participant's death. Any such designation may be revoked and a new designation substituted therefor by the Participant at any time before his death without the consent of the previously designated
                              Beneficiary. Payment of amounts due to any Participant's Beneficiary pursuant to an Award in accordance with the terms of the Plan shall relieve the Company, as well as all of the members of the Board and the Committee, of all liability to anyone with respect to such payment.

Board of Directors            The Board of Directors of the Company.

Change in Control             Any event which results in a "person" (as such
                              term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, and the regulations promulgated thereunder, but excluding one or both
                              Company Founders) acquiring directly or
                              indirectly, whether by sale, transfer, assignment, pledge, hypothecation, gift, or other disposition, in one or more transactions, beneficial ownership of 50% or more of the voting power of the capital stock of the Company. A "Change in Control" shall also be considered to have occurred upon the entering into by any such person of any agreement with the Company, or with one or more shareholders of the Company, to do any of the foregoing.

Code The Internal Revenue Code of 1986, as amended from time to time.

Committee                     The Compensation Committee of the Board of
                              Directors, or any other committee or group of officers and/or directors designated by the Board to administer the Plan; provided, however, that so long as Rule 16b-3 shall so require as a condition to the exemption from Section 16 of the Exchange
                              Act provided thereby, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3. Additionally, unless the Board should determine that Awards under the Plan need not qualify as "performance-based compensation" under Code Section 162(m), each member of the Committee also shall qualify as an "outside director" for purposes of Code Section
                              162(m).

Common Stock                  The Class A Common Stock of the Company.

Company Founders              Patrick E. Quinn, Max L. Fuller and the immediate
                              family of each of them; provided, however, that, for purposes of this definition, the "immediate family" of Patrick E. Quinn shall consist solely of Anna Marie Quinn, Lisa Marie Quinn Pate,
                              Patrick Brian Quinn and Renee Anne Quinn, and the
                              "immediate family" of Max L. Fuller shall consist solely of Janice B. Fuller, William Eric Fuller,
                              Christopher Mark Fuller and Stephen Craig Fuller.

Disability                    A disability that enables the Participant to be
                              eligible for and receive retirement benefits on account of total disability under the 401(k)
                              Savings Plan then in effect for the Company or, if the Participant is not eligible for benefits under such plan, under any other retirement plan of the Company in which he is a participant. If the Participant is not eligible for benefits under any such plan, he shall be considered to have a Disability if the Committee determines that his physical or mental condition would entitle him to such benefits if he were eligible therefor. If no retirement plan sponsored by the Company provides retirement benefits on account of total disability, the Committee shall establish procedures for determining whether a participant shall be deemed to have terminated his employment or performance of services for the Company by reason of Disability.

Employed or Employment        Subject to Section 15 of the Plan, the use of the
                              terms "Employed" or "Employment" with respect to a Participant shall be deemed to indicate an employment relationship with the Company or an Affiliated Company (as applicable) which satisfies the requirements of Section 1.421-7(h) of the tax regulations prescribed under the Code (or any successor regulations).

Exchange Act                  The Securities Exchange Act of 1934, as amended.

Exercise Gain Shares          With respect to a Stock Appreciation Right, all of
                              the shares of Common Stock received upon exercise of the Stock Appreciation Right. With respect to an Option, the portion of the shares of Common
                              Stock received upon exercise of the Option equal to the excess of the Fair Market Value, as of the exercise date, over the Option price, multiplied by the number of shares purchased under the Option on the exercise date, divided by such Fair Market
                              Value, and rounded down to the nearest whole number of shares.

Fair Market Value             The value of Common Stock or any other forms of
                              payment of Awards under the Plan as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

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

Incentive Stock Option        An Option that complies with the terms and
                              conditions set forth in Section 422(b) of the Code and is designated by the Committee as an Incentive
                              Stock Option.

Non-qualified Stock Option    An Option granted under the Plan other than an
                              Incentive Stock Option.

Option Any option to purchase Common Stock granted pursuant to the provisions of Section 6 or Section 7 of the Plan.

Optionee                      A Participant who is the holder of an Option.

Participant                   Any officer or key employee of the Company or an
                              Affiliated Company selected by the Committee to participate in the Plan.

Performance Cycle             The period of time, designated by the Committee,
                              over which Performance Shares may be earned.

Performance Shares            Shares of Common Stock granted pursuant to Section
                              10 of the Plan, which may be made subject to the restrictions and other terms and conditions prescribed in Section 11 of the Plan.

Performance Share Units       Contingent rights to receive Performance Shares
                              pursuant to Section 10 of the Plan.

Restricted Shares             Shares of Common Stock granted pursuant to Section
                              9 of the Plan and subject to the restrictions and other terms and conditions set forth therein.

Restriction Period            A period of time to be determined by the Committee
                              in its sole discretion, commencing on the date as of which Restricted Shares are granted, during which the restrictions imposed by paragraph (b) of
                              Section 9 of the Plan shall apply. The Committee shall determine the length of the Restriction
                              Period at the time that the Restricted Shares are granted.

Retirement                    Early, normal or late retirement from the Company
                              or an Affiliated Company pursuant to the provisions of an approved retirement plan of the Company or an approved retirement plan of an Affiliated Company (whichever is applicable), or any other plan or arrangement which may be approved by the Committee for this purpose.

Rule 16b-3                    Rule 16b-3 promulgated by the United States
                              Securities and Exchange Commission under the Exchange Act, including any successor to such rule.

Stock Appreciation Right      The right, granted pursuant to the provisions of
                              Section 8 of the Plan, to receive a payment equal to the excess of the Fair Market Value of Common
                              Stock over the Option price of such stock, as specified in Section 8 of the Plan.

Ten Percent Employee          An employee Participant who owns, directly or
                              indirectly (as determined by reference to Section
                              424(d) of the Code), stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary.

SECTION 3.  ADMINISTRATION

The Plan shall be administered by the Committee, which, subject to the limitations set forth herein, shall have the full and complete authority and sole discretion from time to time to construe and interpret the Plan; to select the officers and other key employees who shall be granted Awards under the Plan; to determine the type, size, terms, and conditions of the Award or Awards to be granted to each such Participant; to authorize the grant of such Awards pursuant to the Plan; to make any adjustments necessary or desirable as a result of the granting of Awards to eligible Participants; to prescribe the form of any instrument embodying an Award and to modify the terms of any Award that has been granted (subject to Section 19 of the Plan); to adopt, amend and rescind rules and regulations relating to the Plan; and to make all other determinations and take all other action it may deem necessary or advisable for the implementation and administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. The Committee may authorize the grant of more than one type of Award, and Awards subject to differing terms and conditions, to any eligible employee. The Committee's decision to authorize the grant of an Award to an employee at any time shall not require the Committee to authorize the grant of an Award to that employee at any other time or to any other employee at any time; nor shall its determination with respect to the size, type, or terms and conditions of the Award to be granted to an employee at any time require it to authorize the grant of an Award of the same type or size or with the same terms and conditions to that employee at any other time or to any other employee at any time. The Committee shall not be precluded from authorizing the grant of an Award to any eligible employee solely because the employee previously may have been granted an Award of any kind under the Plan.

All such actions of the Committee shall be by a majority of its members (except that the Committee may authorize any of its members or any officer of the Company to execute documents or to take any other ministerial action with regard to the Plan or any Award) and shall be final, conclusive and binding. Each member of the Committee, while serving as such, shall be considered to be acting in his capacity as a director of the Company. No member of the Board or of the Committee, and no officer of the Company or of an Affiliated Company, shall be liable for anything done or omitted to be done by him, by any other member of the Board or the Committee, or by any officer of the Company or of an Affiliated Company, in connection with the implementation or administration of the Plan, except for his own willful misconduct or as expressly provided by statute.

SECTION 4.  ELIGIBILITY

To be eligible for selection by the Committee to participate in the Plan, an individual must be a full-time salaried officer or key employee who is Employed by the Company, or by an Affiliated Company, on the date on which the Committee authorizes the grant to such individual of an Award; provided, however, that participation in the Plan by employees of an Affiliated Company may be made subject to such additional terms and conditions (concerning either the Participant or the Affiliated Company) as the Committee may prescribe from time to time.

SECTION 5.  SHARES AVAILABLE

(a) General -- Subject to the provisions of Section 16 of the Plan, no more than an aggregate of One Million (1,000,000) shares of the Company's Common Stock may be issued pursuant to Awards under the Plan. Such shares may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. Any number of shares of Common Stock which were subject to an Award, and which were not issued prior to the expiration of the Award, shall thereafter again be added back to the total number of shares available for award under the Plan. Upon the forfeiture or repurchase of any Restricted Shares, the number of forfeited or repurchased (as applicable) shares of Common Stock shall thereafter be added back to the total number of shares available for Awards under the Plan.

(b) Annual Limitation on Awards -- Notwithstanding any other provision to the contrary (except for any customary antidilution adjustments pursuant to Section 16 of the Plan), no Participant may be awarded a grant in any one year, which, when added to any other Award of Options, Restricted Shares, and Performance Share Units granted in the same year, shall cause the aggregate number of shares of Common Stock subject to all such Awards to exceed 100,000 shares. If an Option granted in a given year is canceled, the canceled Option continues to count against the maximum number of shares for which Options may be granted to a Participant in such year.

SECTION 6.  INCENTIVE STOCK OPTIONS

(a) General -- The Committee may authorize the grant of Incentive Stock Options to any Participant who is Employed by the Company or an Affiliated Company, subject to the terms and conditions set forth in this Section 6. Incentive Stock Options may be granted alone or in tandem with an Award of Stock Appreciation Rights as provided in Section 8 of the Plan. The grant of an Incentive Stock Option shall be evidenced by a written Award Agreement between the Company and the Optionee in the form prescribed by the Committee, setting forth the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby and the terms, conditions, and restrictions applicable thereto.

(b) Option Price -- The Committee shall determine the Option price for each share of Common Stock purchased under an Option (which either may be fixed or may be determined in accordance with a formula prescribed by the Committee), but, subject to the provisions of Section 16 of the Plan, in no event shall the Option price for any Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Employee, one hundred ten percent (110%) of such Fair Market Value).

(c) Duration of Options -- The Committee shall fix the term or duration of Options, provided that such term shall not exceed ten (10) years from the date the Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Employee), and that such term shall be subject to earlier termination pursuant to the provisions of paragraph (g) of this Section 6 or paragraph (f) of Section 8 of the Plan.

(d) Non-transferability of Options -- Options are not transferable other than
(i) by will or the applicable laws of descent and distribution following the death of the Optionee or (ii) pursuant to a "qualified domestic relations order" as defined in Section 414(p) of the Code. Options may be exercised during the lifetime of the Optionee only by him (or by a duly appointed guardian or personal representative, or pursuant to the terms of a qualified domestic relations order), and following his death only by his Beneficiary.

(e) Exercise of Options -- The Committee shall determine the time or times at which Options may be exercised (including any applicable vesting schedule); provided that such time or times shall not occur before the latest of:

          (i) six months following the date on which the Option was granted (unless waived by the Committee due to the Participant's death, Disability or Retirement);

          (ii) approval of the Plan (or any amendment thereto which requires stockholder approval) by the stockholders of the Company pursuant to the requirements of Sections 18 and 19 of the Plan; and

          (iii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the Option.

(f) Payment of Option Price -- The purchase price of Common Stock upon exercise of an Option shall be paid in full to the Company at the time of the exercise of the Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Company of any outstanding Award (or portion thereof) or of shares of previously acquired Common Stock which, if acquired through the exercise of another Incentive Stock Option, have been held by the Optionee for at least twelve (12) months and which shall be valued at Fair Market Value on the date that the Option is exercised, or, at the discretion of the Committee, by a combination of cash and any such Award or stock or by any other method approved by the Committee.

(g) Termination of Options -- No Option shall be exercisable after it expires. Each Option shall expire upon the earliest of:

          (i) the expiration of the term for which the Option was granted;

          (ii) (A) in the case of an Optionee whose employment with the Company or an Affiliated Company is terminated due to Retirement, Disability or death, the expiration of twelve (12) months after such termination of employment, or such other date as may be determined by the Committee (provided, however, that any exercise of any Incentive Stock Option more than three (3) months after the date of an Optionee's termination due to Retirement, or more than twelve (12) months after the date of an Optionee's termination due to Disability, shall convert such Option into a Non-qualified Stock Option rather than an Incentive Stock Option), or

             (B) in the case of an Optionee whose employment with the Company or an Affiliated Company is terminated for any reason other than Retirement, Disability, or death, at the close of business on the ninetieth (90th) day following the last day of active service by the Optionee with the Company or an Affiliated Company or such other date as may be determined by the Committee (provided, however, that any exercise of an Incentive Stock Option more than three (3) months after the date of an Optionee's termination shall convert such Option into a Non-qualified Stock Option rather than an Incentive Stock Option).

(h) Limitation on Vesting and Exercisability -- The aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options (granted on or after January 1, 1987) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(i) Order of Exercise -- An Incentive Stock Option granted prior to January 1, 1987, shall not be exercisable while there is outstanding any Incentive Stock Option which was granted to the Optionee before the grant of the first-mentioned Incentive Stock Option. For this purpose, an Incentive Stock Option shall be treated as outstanding until it is exercised in full or expires in accordance with paragraph (c) of this Section 6.

As used in paragraphs (h) and (i) of this Section 6, the term Incentive Stock Option shall mean an option to purchase stock which is granted pursuant to the provisions of this Plan or of any other plan of the Company or of a parent or subsidiary company (as defined by Section 424(e) and (f) of the Code) and which complies with the terms and conditions set forth in Section 422(b) of the Code.

(j) Intent -- It is the intent of the Company that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (including any successor provisions thereto), and that any ambiguities in construction shall be interpreted in order to effectuate such intent.

SECTION 7.  NON-QUALIFIED STOCK OPTIONS

The Committee may authorize the grant of Non-qualified Stock Options subject to the terms and conditions specified in this Section 7. The grant of a Non-qualified Stock Option shall be evidenced by a written Award Agreement between the Company and the Optionee, setting forth the number of shares of Common Stock subject to the Non-qualified Stock Option evidenced thereby, the exercise price per share (which either may be fixed or may be determined in accordance with a formula prescribed by the Committee but, subject to the provisions of Section 16 of the Plan, in no event may be less than 80% of the Fair Market Value of the underlying shares) and the terms, conditions, and restrictions applicable thereto. Non-qualified Stock Options granted pursuant to the provisions of this Section 7 shall be subject to the terms, conditions, and restrictions set forth in paragraphs (c) through (g) and (j) of Section 6 of the Plan. The limitations set forth in paragraphs (h) and (i) of Section 6 of the Plan shall not apply to Non-qualified Stock Options.

SECTION 8.  STOCK APPRECIATION RIGHTS

(a) General -- The Committee may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The grant of a Stock Appreciation Right shall be evidenced either by provisions in the Award Agreement evidencing a related Option or by a written Award Agreement between the Company and the Optionee with respect to the Stock Appreciation Right, identifying the related Option (if any), specifying the number of shares of Common Stock subject thereto, and setting forth the terms and conditions applicable to the Stock Appreciation Right.

(b) Relationship to Options -- Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with a Non-qualified Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted. Stock Appreciation Rights granted in tandem with Options shall be subject to all of the same conditions and limitations as the associated Option. In addition to the requirements of Section 8(d) below, exercise of any SAR granted in tandem with an Option shall require the simultaneous surrender of the related Option, or the portion thereof pertaining to the shares with respect to which the Stock Appreciation Right is exercised. Additionally, any Stock Appreciation Right granted in connection with an Incentive Stock Option may not be exercised on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the Option price per share under the related Incentive Stock Option.

(c) Non-transferability of SARs -- SARs are not transferable other than (i) by will or the applicable laws of descent and distribution following the death of the Participant or (ii) pursuant to a "qualified domestic relations order" as defined in

Section 414(p) of the Code. SARs may be exercised during the lifetime of the Participant only by him (or by a duly appointed guardian or personal representative, or pursuant to the terms of a qualified domestic relations order), and following his death only by his Beneficiary.

(d) Exercise -- The Committee shall determine the time or times at which Stock Appreciation Rights may be exercised (including any applicable vesting schedule), provided that such time or times shall not occur before the latest of:

          (i) six months following the date on which the SAR was granted (unless waived by the Committee due to the Participant's Retirement, death or Disability);

          (ii) approval of the Plan (or any amendment thereto which requires stockholder approval) by the stockholders of the Company pursuant to the requirements of Sections 18 and 19 of the Plan; and

          (iii) the effectiveness of any registration statement required to be filed under the Securities Act of 1933 for the registration of the Common Stock to be issued upon exercise of the SAR.

A Stock Appreciation Right shall be exercised by providing the Company with a written notice in such form and containing such information (including the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised) as the Committee may specify. For any SAR granted in tandem with an Option, the date on which the Company receives such notice shall be the date on which the related Option, or portion thereof, shall be deemed surrendered and the Stock Appreciation Right shall be deemed exercised.

(e) Payment -- Upon exercise of a Stock Appreciation Right in the manner provided in paragraph (d) of this Section 8, the Optionee shall be entitled to receive Exercise Gain Shares equal to the number of shares of Common Stock that have an aggregate Fair Market Value on the exercise date equal to the amount by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the baseline price per share for the SAR (or the Option price per share of the related Option, as applicable), multiplied by the number of shares with respect to which the SAR is being exercised (or the number of shares covered by the related Option, or portion thereof, surrendered in connection with the exercise of the Stock Appreciation Right). No fractional shares shall be delivered under this Section 8(e), but in lieu thereof a cash or other adjustment may be made as determined by the Committee. In the sole discretion of the Committee, all or part of the payment in respect of a Stock Appreciation Right may be made in cash or other property in lieu of Exercise Gain Shares.

(f) Termination of SARs -- The termination provisions prescribed by Section 6(g) of the Plan for Options also shall apply to any Stock Appreciation Right granted under the Plan (substituting the phrase "Stock Appreciation Right" for the word "Option" as appropriate), regardless of whether or not such SAR was granted in tandem with an Option.

(g) Effect of Option Exercise -- A Stock Appreciation Right granted in tandem with an Option shall be canceled when, and to the extent that, the related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Company upon the exercise of a related Stock Appreciation Right.

(h) Deemed Exercise -- A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option, or such other date as specified by the Committee, if at such time such Stock Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the manner prescribed by Section 8(e) of the Plan.

SECTION 9.  RESTRICTED SHARES

(a) General -- The Committee, in its sole discretion, may from time to time authorize the grant of Restricted Shares to a Participant. Any such Award of Restricted Shares shall be documented in a written Award Agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the length of the Restriction Period, the extent (if any) to which such Restricted Shares shall be issued in exchange for cash, other consideration, or both, and any other specific terms and conditions applicable to such Award. At the discretion of the Committee, if an Award of Restricted Shares is to be made in consideration of a payment of consideration by the Participant, the Participant may borrow the applicable purchase price from the Company, evidenced by a recourse note bearing interest at a rate determined by the Committee, provided that such rate of interest shall not be less than the applicable federal rate required to prevent the imputation of income to the Participant.

A certificate or certificates representing the number of Restricted Shares subject to the Award shall be registered in the name of the Participant, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee. Such certificate(s) shall bear an appropriate legend referring to the applicable restrictions and shall be deposited by the Award holders with the Company, together with a stock power endorsed in blank. Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (f) of this Section 9, the certificate or certificates shall be held by the Company for the account of the Participant. The Committee, acting in its sole discretion with respect to any Award of Restricted Shares, shall determine the extent to which the Participant shall have beneficial ownership of the Restricted Shares during the Restriction Period, including the right to receive dividends on, and the right to vote, the Restricted Shares.

(b) Restrictions -- Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in paragraph (d) or paragraph (f) of this
Section 9, Restricted Shares shall be subject to the following restrictions and to any additional restrictions (such as restrictions on dividends or voting rights) that the Committee, in its sole discretion, may from time to time prescribe in individual Restricted Share Awards in furtherance of the objectives of the Plan:

          (i) the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares;

          (ii) the Restricted Shares may not be sold, transferred, assigned, pledged, conveyed, hypothecated, or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee; and

          (iii) the Restricted Shares may be forfeited immediately as provided in paragraph (d) of this Section 9, or repurchased at the option of the Company as provided in paragraph (e) of this Section 9.

Any attempt to dispose of any Restricted Shares in contravention of the foregoing restrictions shall be null and void and without effect.

(c) Distribution of Restricted Shares -- If a Participant to whom Restricted Shares have been granted remains in the continuous Employment of the Company or an Affiliated Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares shall lapse, and a new certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant, free of the restrictions previously noted on the face of the certificate issued in conjunction with the grant of the Award.

(d) Termination of Employment -- If the Employment of a Participant is terminated for any reason other than the Retirement, Disability or death of the Participant before the expiration of the Restriction Period, the Restricted Shares shall either: (i) subject to the discretion of the Committee, if the Participant was not required to furnish any consideration upon the issuance of the Award, be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Company or any Affiliated Company or (ii) if the Participant was required to furnish any consideration upon the issuance of the Award, or if the Committee shall otherwise determine, be subject to the repurchase option described in paragraph (e) of this Section 9. If the Participant's Employment is terminated by reason of the Retirement, Disability or death of the Participant in service before the expiration of the Restriction Period, the Restriction Period with respect to all such shares shall immediately expire.

(e) Company's Repurchase Option -- The Company will have the option to repurchase the shares subject to the Award at such price as the Committee shall have fixed when the Award was made or as amended thereafter, which option will be exercisable: (i) subject to paragraph (d) of this Section 9, in connection with a Participant's termination of Employment; (ii) if, on or prior to the expiration of the Restriction Period or the earlier lapse of such repurchase option, the Participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares; or (iii) under such other circumstances as determined and set forth by the Committee in the terms of the Award. Such repurchase option shall be exercisable at a price per share equal to the lesser of (i) the Participant's purchase price for such shares under the terms of the Award or (ii) the Fair Market Value of such shares on the effective date of the termination of Employment or other event which triggered such exercise. Subject to the provisions of this paragraph (e), the repurchase option shall contain such other terms, and be exercisable in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter.

If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the repurchase option described above, the participant or his successor shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company. If the repurchase option described above is not exercised by the Company by written notice to the participant within 30 days of the date of the event which triggered such right, the Restricted Period with respect to any Restricted Shares subject to such Award which are not otherwise forfeited pursuant to paragraph (d) of this Section 9 (or with respect to any remaining shares for which the Committee does not exercise the Company's repurchase option within such 30-day period) shall immediately lapse.

(f) Waiver of Restrictions -- The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares (provided, that such Committee discretion may be used to reduce, but not to increase, the length of the applicable Restriction Period).

SECTION 10.  PERFORMANCE SHARE UNITS

(a) General -- The Committee, in its sole discretion, may from time to time authorize the grant of Performance Share Units to a Participant, which shall be documented in an Award Agreement in such form as the Committee may prescribe, consistent with the Plan, which shall specify the relevant performance goals, the Performance Cycle, and other terms and conditions of the Award. Performance Share Units shall entitle the Participant to Performance Shares (or cash or other property in lieu thereof, as determined by the Committee) upon the achievement of such performance goals as may be established by the Committee at the time of grant. The Committee in its sole discretion shall determine the performance goals, the related Performance Cycle during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to any other performance plans of the Company in setting the standards for Performance Share Awards under the Plan. At such time as it is certified by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant.

(b) Termination of Employment -- If the Participant's employment with the Company or an Affiliated Company is terminated before the end of a Performance Cycle for any reason other than Participant's Retirement, Disability or death, or any other reason initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant's employment is terminated before the end of a Performance Cycle by reason of the Participant's Retirement, Disability or death, or for any other reason where the termination is initiated by the Company (excluding any termination for cause unless the Committee shall expressly determine otherwise), the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

SECTION 11.  OWNERSHIP RIGHTS WITH RESPECT TO AWARDS

(a) General -- Unless otherwise determined by the Committee pursuant to Section 11(b) below, and except for a Participant's beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan, a Participant to whom an Award is made (or his successor) shall have no rights as a holder with respect to any shares or other securities issuable pursuant to such Award until the date of the issuance to him of a stock certificate or other instrument of ownership representing such securities. Except as provided in Section 16 of the Plan (and except for a Participant's beneficial ownership rights with respect to Restricted Shares under Section 9 of the Plan), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership is issued.

(b) Committee Discretion Concerning Dividends -- The Committee may authorize the payment of dividend equivalents on some or all of the shares of Common Stock covered by any Award granted under the Plan, in an amount equal to, and commensurate with, dividends declared by the Board of Directors and paid on Common Stock. Dividend equivalents payable on shares subject to any Award under this Section 11 may be paid in cash or in Common Stock at the discretion of the Committee. The Committee may authorize the automatic payment of dividend equivalents under this Section 11 with respect to any Award for all or some portion of its term by including a specific provision, authorizing such automatic payment, in the written Award Agreement with respect thereto.

SECTION 12.  DEFERRAL OF COMPENSATION

The Committee shall determine whether an Award shall be made in conjunction with deferral of the Participant's salary, bonus or other compensation, or any combination thereof, and whether such deferred amounts may be:

          (i) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of Employment);

          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award.

SECTION 13.  DEFERRED PAYMENT OF AWARDS

In granting any Award, or by subsequent agreement with the recipient thereof, the Committee may specify that the payment of all or any portion of the cash, Common Stock or other property a Participant is entitled to receive with respect to an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Stock, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payments, with such investment equivalents and such additional amounts of income equivalents to be determined by the Committee.

SECTION 14.  AMENDMENT OR SUBSTITUTION OF AWARDS

The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder); provided that no such amendment shall reduce the amount of any benefit which a Participant is then entitled to obtain or collect under such Award. If the Committee determines that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost-benefit conditions which are determined by the Committee to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or on any Award under the Plan, then the Committee may amend any outstanding Award in any manner the Committee deems necessary as a result of such development. The Committee may require or permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, and may require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

SECTION 15.  TERMINATION OF A PARTICIPANT

For all purposes under the Plan, the Committee shall determine whether a Participant has terminated his Employment; provided, however, that transfers between the Company and an Affiliated Company or between Affiliated Companies, and approved leaves of absence may not be deemed such a termination, in the Committee's discretion.

SECTION 16.  DILUTION, CHANGE IN CONTROL AND OTHER ADJUSTMENTS

In the event of a recapitalization, stock split, stock dividend, exchange, combination, or reclassification of shares, merger, consolidation, reorganization, or other change in or affecting the capital structure or capital stock of the Company, the Board of Directors, upon the recommendation of the Committee, may make appropriate adjustments in the number of shares of Common Stock authorized for the Plan and in the annual limitation imposed by Section 5 of this Plan; and the

Committee may make such appropriate adjustments in the terms of any outstanding Award as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Participants.

Upon the occurrence of any Change in Control, as of the effective date thereof:
(A) every then-outstanding Option previously granted under Sections 6 or 7 of the Plan shall immediately become exercisable with respect to all shares of Common Stock subject thereto, notwithstanding any other vesting schedule prescribed in the related Award Agreement (provided, however, that, to the extent that such automatic vesting shall violate the limitations on vesting and exercisability contained in paragraphs (h) and (i) of Section 6 hereof with respect to any Incentive Stock Option, such Option shall automatically be converted into a Non-qualified Stock Option with respect to the number of shares for which such limits are violated); (B) every then-outstanding Stock Appreciation Right previously granted under Section 8 of the Plan shall immediately become exercisable; and (C) the Restriction Period shall immediately terminate with respect to every then-outstanding Award of Restricted Shares previously granted under Section 9 of the Plan.

SECTION 17.  REGULATORY APPROVALS

The exercise of each Option and Stock Appreciation Right, and the grant or distribution of Restricted Shares and Performance Shares, shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other tax liabilities, or the listing, registration, or qualification of any shares of Common Stock upon any securities exchange or under any Federal or state law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise, grant, or distribution, then in any such event such exercise, grant, or distribution shall not be effective unless such liabilities have been satisfied or such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

SECTION 18.  EFFECTIVE DATE AND TERM OF THE PLAN

(a) Effective Date -- The Plan shall be effective when approved by the Board of Directors, and Options, Stock Appreciation Rights, and Performance Share Units may be granted immediately thereafter; provided, that no Option or Stock Appreciation Right may be exercised and no Restricted Shares or Performance Shares may be granted under the Plan unless and until the Plan is approved by the vote of the holders of a majority of the shares of Common Stock present or represented and entitled to vote at a meeting of the stockholders of the Company, at which a quorum is present, held within twelve (12) months after the date of adoption of the Plan by the Board of Directors.

(b) Term of the Plan -- Awards may be granted from time to time under the terms and conditions of the Plan, but no Incentive Stock Option may be granted after the expiration of ten (10) years from the date of adoption of the Plan by the Board of Directors; provided, however, that any future amendment to the Plan that is approved by the stockholders of the Company in the manner provided under paragraph (a) of this Section 18 and Section 19 hereof shall be regarded as creating a new Plan, and an Incentive Stock Option may be granted under such new Plan until the expiration of ten (10) years from the earlier of the approval by the Board of Directors, or the approval by the stockholders of the Company, of such new Plan. Incentive Stock Options theretofore granted may extend beyond the expiration of that ten-year period, and the terms and conditions of the Plan shall continue to apply thereto and to shares of Common Stock acquired upon the subsequent exercise of any such Incentive Stock Option or related Stock Appreciation Right.

SECTION 19.  AMENDMENT OR TERMINATION OF THE PLAN

The Board of Directors may at any time and from time to time alter or amend, in whole or in part, any or all of the provisions of the Plan, or may at any time suspend or terminate the Plan, provided that no alteration or amendment may be made without the approval of the holders of a majority of the Common Stock then outstanding and entitled to vote if such stockholder approval is necessary to comply with the requirements of any rules promulgated under Section 16 of the Securities Exchange Act of 1934, the Incentive Stock Option rules under the Code, or such other Federal or state laws or regulations, including any requirements of the Nasdaq National Market of the National Association of Securities Dealers or of any other exchange or market on which the Company's stock is then traded, as may be applicable to the Company or the Plan.

SECTION 20.  MISCELLANEOUS

(a) Fractional Shares -- The Company shall not be required to issue or deliver any fractional share of Common Stock upon the exercise of an Option or Stock Appreciation Right, or the award of Performance Shares, but may pay, in lieu thereof, an amount in cash equal to the Fair Market Value of such fractional share.

(b) Withholding -- The Company and its Affiliated Companies shall have the right, to the extent permitted by law, to deduct from any payment of any kind otherwise due to a Participant any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan, and to the extent any such withholding requirements are not satisfied, each Participant shall be required to pay to the Company any Federal, state or local or foreign taxes of any kind required by law to be withheld with respect to Awards under the Plan. Subject to approval by the Committee, a Participant may elect to satisfy this requirement by delivery to the Company of any combination of cash, securities or other property having a market value equal to the amount of such obligation; provided, however, that any election by a Participant to utilize any security of the Company to satisfy such tax liability must fully comply with all applicable requirements of Rule 16b-3 and of Code Section 422. Failure by a Participant to satisfy these requirements with respect to any Award may result in the Participant's forfeiture of all rights with respect to such Award. In no event shall the Company or any Affiliated Company be required to make any payment of cash, Common Stock or other property in respect of any Award until the requirements of this Section 20(b) are satisfied in full.

(c) Required Filings -- The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding the Plan and Awards hereunder or any Common Stock issued pursuant hereto as may be required by the Code, by the Exchange Act or by any other applicable statute, rule or regulation (or any successor provisions thereto).

(d) Written Awards; Participant Consent -- No Participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of the Plan and the Award applicable to such Participant or his successor have been met. The rights of each Participant shall be limited to those that are specifically granted in the Plan or in the written evidence of the Award. Any right not specifically granted therein is reserved entirely to the discretion of the Board. By accepting any Award or other benefit under the Plan, each Participant or his successor shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

(e) No Contract of Employment or Employment Rights -- This Plan shall not be deemed to be an employment contract between the Company or any Affiliated Company and any Participant or other employee. No action taken with respect to this Plan and nothing contained herein, or in any agreement, certificate or other document evidencing, providing for, or setting forth the terms and conditions applicable to any Awards shall be deemed to confer upon any Participant or other employee a right to continue in the employment of the Company or any Affiliated Company, or to interfere with the right of the Company or any Affiliated Company to terminate the employment of such Participant or employee at any time.

(f) No Alienation -- Except as may be approved by the Committee where such approval does not adversely affect compliance of the Plan with Rule 16b-3, a Participant's rights and interest under the Plan and any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law and otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner. Any transferee of a Participant's rights approved by the Committee shall be treated as the "Participant" for all purposes of the Plan, unless the Committee directs otherwise.

(g) Compliance with ISO Rules, Rule 16b-3 and Other Applicable Law -- No cash, Common Stock or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company is satisfied that such issuance will be in compliance with all applicable requirements of Federal, state, local and foreign laws and regulations, including any requirements of the Nasdaq National Market of the National Association of Securities Dealers or of any other exchange or market on which the Company's stock is then traded. Additionally, it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 and (with respect to Incentive Stock Options) with Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3 or with Code Section 422 (as applicable), such provision shall be deemed null and void to the extent required to permit such compliance. The Board shall have the power, without further approval of the Company's shareholders, to amend the Plan in any respect necessary at any point in time to permit the Plan, and Awards granted under the Plan, to continue to comply with Rule 16b-3 and with Section 422 of the Code, as applicable.

(h) Plan Expenses and Affiliated Company Participation -- The expenses of the Plan shall be borne by the Company. However, in the case of Awards made to Participants Employed by or performing services for an Affiliated Company, where the Company does not own (directly or indirectly) 100% of the equity of such Affiliated Company, the Committee may impose any conditions which it deems appropriate as a precondition to the granting of such Awards, including without limitation conditions related to the partial or complete reimbursement of the costs associated with such Awards to the Company by such Affiliated Company.

(i) Statutory References -- References in the text of the Plan to particular sections of the Exchange Act, the Code or any other statutes, and to the rules and regulations of any governmental agency promulgated thereunder, shall be deemed to refer to such statutes and rules as in effect on the date the Plan is adopted by the Company's shareholders, as well as to any subsequent amendments or successor provisions to such statutes, rules and regulations.

(j) Unfunded Plan -- Except as may otherwise be provided in the Plan, the Plan shall be unfunded. Neither the Company nor any Affiliated Company shall be required to segregate any assets that may be represented by Options, Stock Appreciation Rights, or Performance Share Units, and neither the Company nor any Affiliated Company shall be deemed to be a trustee of any amounts to be paid under an Option, Stock Appreciation Right, or Performance Share Unit. Any liability of the Company to pay any Participant or Beneficiary with respect to an Option, Stock Appreciation Right, or Performance Share Unit shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan, and the rights of such Participant or Beneficiary therein shall be no greater that the rights of the Company's general creditors. No such obligation shall be deemed to be secured by any pledge or encumbrance on any property of the Company or an Affiliated Company.

(k) Governing Law -- The Plan, its validity, interpretation, and administration, and the rights and obligations of all persons having an interest therein, shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that such laws may be preempted by Federal law.

(l) Gender and Number -- Wherever used in the Plan, words in the masculine form shall be deemed to refer to females as well as to males, and words in the singular or plural shall be deemed to refer also to the plural or singular, respectively, as the context may require.

(m) Determinations of Committee -- Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible Participants under the Plan, whether or not such Participants are similarly situated. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all parties concerned and are made in the sole and absolute discretion of the Committee unless a contrary standard for action is expressly stated in the Plan.

                                (USXpress Logo)
                               4080 Jenkins Road
                          Chattanooga, Tennessee 37421              1329-PS-2002

                                  DETACH HERE

                                     PROXY

                         U.S. XPRESS ENTERPRISES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of U.S. XPRESS ENTERPRISES, INC. appoints Max L. Fuller and Patrick E. Quinn and each of them as proxies, with full power of substitution, to vote all of the shares of Class A and Class B Common Stock outstanding in the name of the undersigned at the Annual Meeting of Stockholders of U.S. Xpress Enterprises, Inc. to be held at the Company's Corporate Offices, 4080 Jenkins Road, Chattanooga, Tennessee at 10:00 a.m., Eastern Daylight Time, May 14, 2002, and any adjournment or adjournments thereof, on all matters that may properly come before the Annual Meeting.

      SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
         SIDE                                                                       SIDE

                                                U.S. XPRESS ENTERPRISES, INC.
                                                 c/o EquiServe
                                                 P.O. Box 8040
                                                 Boston, MA 02266-8040

                                  DETACH HERE

[X]  PLEASE MARK VOTES AS
     IN THIS EXAMPLE.
YOU ARE URGED TO CAST YOUR VOTE BY MARKING THE APPROPRIATE BOXES. PLEASE NOTE THAT UNLESS A CONTRARY DISPOSITION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

1. The election of seven Directors for the ensuing year. Nominees: (01) Robert
   J. Sudderth, Jr., (02) Cort J. Dondero, (03) Max L. Fuller, (04) Ray M. Harlin, (05) Patrick E. Quinn, (06) A. Alexander Taylor, II, (07) James E. Hall

    [ ] FOR ALL NOMINEES                               [ ] WITHHELD FROM ALL
                                                           NOMINEES
    [ ]
--------------------------------------------------------------------------------
                     For all nominees except as noted above

2. Approval of the Stock Incentive Plan

  [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                                                MARK HERE FOR ADDRESS CHANGE AND
                                                NOTE AT LEFT [ ]

                                                IMPORTANT: Please sign your name
                                                or names exactly as shown hereon
                                                and date your proxy in the blank
                                                space provided hereon. For joint
                                                accounts, each joint owner must
                                                sign. When signing as attorney,
                                                executor, administrator,
                                                trustee, or guardian, please
                                                give your full title as such. If
                                                the signer is a corporation,
                                                please sign full corporate name
                                                by duly authorized officer.

                                                SIGNATURE __________ DATE: _____